Exhibit 99.2

Supplemental Financial Information

Second Quarter 2019

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of Non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2018.

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Preface	PRIMERICA, INC. Financial Supplement

Second Quarter 2019

This document is a financial supplement to our second quarter 2019 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•

Operating adjustments exclude the impact of realized investment gains/losses, mark-to-market (MTM) investment adjustments, and the one-time transition impact of the Tax Cuts and Jobs Act of 2017 (Tax Reform).  We exclude realized investment gains/losses and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations.  We exclude the provisional one-time transition impact from Tax Reform recognized in the fourth quarter of 2017, as well as all adjustments recognized in 2018 to the provisional one-time transition impact, to present meaningful and useful period-over-period comparisons that could be distorted by this historically infrequent tax law change.

•

Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold.

•

IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO).  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,287,955	$2,254,512	$2,239,045	$2,322,453	$2,422,734	$2,471,745	$2,557,033
Securities held to maturity	737,150	796,450	843,810	891,860	970,390	1,036,110	1,087,790
Total investments and cash	3,025,105	3,050,962	3,082,855	3,214,313	3,393,124	3,507,855	3,644,823
Due from reinsurers	4,205,173	4,263,111	4,199,275	4,196,021	4,141,569	4,202,903	4,185,850
Deferred policy acquisition costs	1,951,892	1,998,985	2,053,445	2,107,814	2,133,920	2,181,741	2,238,315
Other assets	705,661	759,973	772,058	769,387	730,933	814,854	811,426
Separate account assets	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501	2,368,760	2,437,291
Total assets	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047	$13,076,112	$13,317,706

Liabilities:
Future policy benefits	$5,954,524	$6,004,101	$6,057,112	$6,132,750	$6,168,157	$6,240,864	$6,314,403
Other policy liabilities	685,885	693,223	673,912	682,126	700,094	703,123	717,265
Income taxes	177,468	184,161	182,140	182,241	187,104	206,180	206,301
Other liabilities	451,398	506,535	495,242	511,623	486,772	561,709	551,689
Notes payable	373,288	373,381	373,474	373,567	373,661	373,755	373,848
Surplus note	736,381	795,697	843,073	891,139	969,685	1,035,421	1,087,117
Payable under securities lending	89,786	89,433	82,096	70,632	52,562	64,914	43,867
Separate account liabilities	2,572,872	2,419,707	2,389,007	2,419,997	2,195,501	2,368,760	2,437,291
Total liabilities	11,041,603	11,066,237	11,096,056	11,264,074	11,133,535	11,554,726	11,731,781

Stockholders’ equity:
Common stock ($0.01 par value) (1)	443	440	432	430	427	424	420
Paid-in capital	(0)	(0)	(0)	(0)	(0)	(0)	(0)
Retained earnings	1,375,090	1,416,564	1,409,104	1,452,841	1,489,520	1,506,944	1,537,537
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:	—	—	—	—	—	—	—
Net unrealized investment gains (losses) not other-than-temporarily impaired	39,686	14,039	1,493	(4,380)	(7,253)	29,022	56,287
Net unrealized investment losses other-than-temporarily impaired	(113)	(136)	(136)	(135)	(116)	(106)	(60)
Cumulative translation adjustment	3,995	(4,406)	(10,309)	(5,300)	(21,064)	(14,897)	(8,258)
Total stockholders’ equity	1,419,101	1,426,500	1,400,584	1,443,456	1,461,513	1,521,387	1,585,926
Total liabilities and stockholders' equity	$12,460,704	$12,492,737	$12,496,640	$12,707,531	$12,595,047	$13,076,112	$13,317,706

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471	$1,529,699
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	39,686	14,039	1,493	(4,380)	(7,253)	29,022	56,287
Net unrealized investment losses other-than-temporarily impaired	(113)	(136)	(136)	(135)	(116)	(106)	(60)
Total reconciling items	39,573	13,903	1,357	(4,515)	(7,370)	28,916	56,227
Total stockholders’ equity	$1,419,101	$1,426,500	$1,400,584	$1,443,456	$1,461,513	$1,521,387	$1,585,926

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,233,482	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471
Net Income	168,443	65,714	86,699	85,139	86,541	79,166	97,446
Shareholder dividends	(9,020)	(11,278)	(11,086)	(10,920)	(10,856)	(14,628)	(14,517)
Retirement of shares and warrants	(17,318)	(51,563)	(87,448)	(34,508)	(43,338)	(60,288)	(57,117)
Net foreign currency translation adjustment	(497)	(8,402)	(5,903)	5,009	(15,765)	6,167	6,639
Other, net	4,437	38,598	4,367	4,024	4,328	13,171	4,778
Balance, end of period	$1,379,528	$1,412,597	$1,399,227	$1,447,972	$1,468,882	$1,492,471	$1,529,699

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,900,122	$1,951,892	$1,998,985	$2,053,445	$2,107,814	$2,133,920	$2,181,741
General expenses deferred	8,887	9,599	9,800	8,886	8,497	9,163	9,384
Commission costs deferred	99,411	104,314	103,192	100,890	96,697	98,196	100,498
Amortization of deferred policy acquisition costs	(56,304)	(60,165)	(53,847)	(59,534)	(66,184)	(64,628)	(58,762)
Foreign currency impact and other, net	(224)	(6,655)	(4,684)	4,127	(12,904)	5,091	5,455
Balance, end of period	$1,951,892	$1,998,985	$2,053,445	$2,107,814	$2,133,920	$2,181,741	$2,238,315

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	$/# Change	% Change	YTD 2018	YTD 2019	$/# Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	44,739,864	44,065,972	43,452,234	43,179,898	42,824,471	42,482,631	(1,583,341)	-3.6%	44,401,056	42,652,607	(1,748,449)	-3.9%

Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$10,747	12.4%	$152,413	$176,611	$24,198	15.9%
Less income attributable to unvested participating securities	(425)	(483)	(485)	(487)	(401)	(428)	55	11.4%	(917)	(835)	83	9.0%
Net income used in computing basic EPS	$65,289	$86,216	$84,654	$86,054	$78,765	$97,018	$10,802	12.5%	$151,496	$175,777	$24,281	16.0%
Basic earnings per share	$1.46	$1.96	$1.95	$1.99	$1.84	$2.28	$0.33	16.7%	$3.41	$4.12	$0.71	20.8%

Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$94,759	$8,774	10.2%	$152,200	$170,062	$17,862	11.7%
Less operating income attributable to unvested participating securities	(428)	(479)	(482)	(493)	(381)	(416)	63	13.1%	(916)	(804)	112	12.3%
Adjusted net operating income used in computing basic operating EPS	$65,787	$85,506	$84,008	$87,147	$74,922	$94,343	$8,837	10.3%	$151,284	$169,258	$17,974	11.9%
Basic adjusted operating income per share	$1.47	$1.94	$1.93	$2.02	$1.75	$2.22	$0.28	14.4%	$3.41	$3.97	$0.56	16.5%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	44,739,864	44,065,972	43,452,234	43,179,898	42,824,471	42,482,631	(1,583,341)	-3.6%	44,401,056	42,652,607	(1,748,449)	-3.9%
Dilutive impact of contingently issuable shares	115,421	140,567	136,628	131,384	118,014	135,719	(4,848)	-3.4%	127,995	126,867	(1,128)	-0.9%
Shares used to calculate diluted EPS	44,855,285	44,206,539	43,588,862	43,311,282	42,942,485	42,618,350	(1,588,189)	-3.6%	44,529,051	42,779,474	(1,749,577)	-3.9%

Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$10,747	12.4%	$152,413	$176,611	$24,198	15.9%
Less income attributable to unvested participating securities	(424)	(481)	(484)	(486)	(400)	(427)	55	11.4%	(915)	(833)	82	9.0%
Net income used in computing diluted EPS	$65,290	$86,217	$84,655	$86,055	$78,766	$97,019	$10,801	12.5%	$151,498	$175,779	$24,281	16.0%
Diluted earnings per share	$1.46	$1.95	$1.94	$1.99	$1.83	$2.28	$0.33	16.7%	$3.40	$4.11	$0.71	20.8%

Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$94,759	$8,774	10.2%	$152,200	$170,062	$17,862	11.7%
Less operating income attributable to unvested participating securities	(427)	(478)	(480)	(492)	(381)	(415)	63	13.1%	(914)	(802)	112	12.3%
Adjusted net operating income used in computing diluted operating EPS	$65,788	$85,507	$84,009	$87,149	$74,923	$94,344	$8,837	10.3%	$151,286	$169,260	$17,974	11.9%
Diluted adjusted operating income per share	$1.47	$1.93	$1.93	$2.01	$1.74	$2.21	$0.28	14.4%	$3.40	$3.96	$0.56	16.5%

													YOY Q2							YOY YTD
	Q1 2018		Q2 2018		Q3 2018		Q4 2018		Q1 2019		Q2 2019		$/# Change		% Change	YTD 2018		YTD 2019		$/# Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,422,801		$1,413,542		$1,422,020		$1,452,485		$1,491,450		$1,553,656		$140,114		9.9%	$1,418,171		$1,522,553		$104,381		7.4%
Average adjusted stockholders' equity	$1,396,063		$1,405,912		$1,423,599		$1,458,427		$1,480,676		$1,511,085		$105,173		7.5%	$1,400,988		$1,495,881		$94,893		6.8%

Net income return on stockholders' equity	18.5%		24.5%		23.9%		23.8%		21.2%		25.1%		0.6%		nm	21.5%		23.2%		1.7%		nm
Net income return on adjusted stockholders' equity	18.8%		24.7%		23.9%		23.7%		21.4%		25.8%		1.1%		nm	21.8%		23.6%		1.9%		nm

Adjusted net operating income return on adjusted stockholders' equity	19.0%		24.5%		23.7%		24.0%		20.3%		25.1%		0.6%		nm	21.7%		22.7%		1.0%		nm

Capital Structure
Debt-to-capital (1)	20.7%		21.1%		20.6%		20.4%		19.7%		19.1%		-2.0%		nm	21.1%		19.1%		-2.0%		nm

Cash and invested assets to stockholders' equity	2.1	x	2.2	x	2.2	x	2.3	x	2.3	x	2.3	x	0.1	x	nm	2.2	x	2.3	x	0.1	x	nm
Cash and invested assets to adjusted stockholders' equity	2.2	x	2.2	x	2.2	x	2.3	x	2.4	x	2.4	x	0.2	x	nm	2.2	x	2.4	x	0.2	x	nm

Share count, end of period (2)	43,953,046		43,168,005		42,976,742		42,694,258		42,398,643		42,008,450		(1,159,555)		-2.7%	43,168,005		42,008,450		(1,159,555)		-2.7%
Adjusted stockholders' equity per share	$32.14		$32.41		$33.69		$34.40		$35.20		$36.41		$4.00		12.3%	$32.41		$36.41		$4.00		12.3%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A1		A1		A1		A1		nm		nm	nm		nm		nm		nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		nm		nm	nm		nm		nm		nm
A.M. Best	A+		A+		A+		A+		A+		A+		nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa1		Baa1		Baa1		Baa1		nm		nm	nm		nm		nm		nm
S&P	A-		A-		A-		A-		A-		A-		nm		nm	nm		nm		nm		nm
A.M. Best	a-		a-		a-		a-		a-		a-		nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$656,087	$667,191	$670,222	$673,605	$677,286	$687,262	$20,072	3.0%	$1,323,278	$1,364,548	$41,270	3.1%
Ceded premiums	(394,249)	(403,449)	(391,175)	(392,290)	(389,795)	(400,588)	2,861	0.7%	(797,698)	(790,383)	7,316	0.9%
Net premiums	261,838	263,741	279,047	281,314	287,491	286,675	22,933	8.7%	525,579	574,166	48,586	9.2%
Net investment income	19,017	20,030	20,622	21,760	24,111	24,868	4,838	24.2%	39,047	48,980	9,932	25.4%
Commissions and fees:
Sales-based (1)	64,461	64,307	64,181	67,041	66,997	71,438	7,131	11.1%	128,768	138,435	9,667	7.5%
Asset-based (2)	74,649	75,672	78,318	75,012	73,639	79,317	3,644	4.8%	150,322	152,956	2,634	1.8%
Account-based (3)	20,595	20,438	20,306	20,463	19,613	19,897	(541)	-2.6%	41,033	39,509	(1,523)	-3.7%
Other commissions and fees	7,122	7,523	8,074	9,444	7,066	7,817	294	3.9%	14,644	14,883	239	1.6%
Realized investment (losses) gains	(1,656)	1,313	(126)	(1,651)	2,847	1,067	(246)	-18.7%	(344)	3,914	4,258	nm
Other, net	13,897	14,790	14,359	13,940	13,223	13,825	(965)	-6.5%	28,687	27,048	(1,639)	-5.7%
Total revenues	459,923	467,814	484,781	487,324	494,988	504,903	37,089	7.9%	927,737	999,891	72,154	7.8%
Benefits and expenses:
Benefits and claims	116,890	105,069	118,787	116,837	122,284	115,068	9,998	9.5%	221,960	237,352	15,392	6.9%
Amortization of DAC	60,165	53,847	59,534	66,184	64,628	58,762	4,915	9.1%	114,011	123,390	9,379	8.2%
Insurance commissions	5,877	6,417	6,584	5,612	5,619	5,829	(588)	-9.2%	12,294	11,447	(847)	-6.9%
Insurance expenses	41,109	43,451	41,925	41,671	43,402	44,569	1,118	2.6%	84,560	87,972	3,412	4.0%
Sales commissions:
Sales-based (1)	46,259	45,905	45,634	47,424	47,831	50,679	4,774	10.4%	92,163	98,509	6,346	6.9%
Asset-based (2)	32,484	33,350	34,813	33,297	32,343	35,665	2,315	6.9%	65,833	68,008	2,174	3.3%
Other sales commissions	3,777	3,700	4,141	4,602	3,626	3,755	55	1.5%	7,477	7,381	(96)	-1.3%
Interest expense	7,173	7,229	7,216	7,192	7,180	7,201	(28)	-0.4%	14,401	14,381	(21)	-0.1%
Other operating expenses	63,228	55,083	54,712	56,584	65,706	55,917	833	1.5%	118,311	121,623	3,312	2.8%
Total benefits and expenses	376,961	354,050	373,346	379,403	392,619	377,444	23,394	6.6%	731,011	770,063	39,052	5.3%
Income before income taxes	82,962	113,764	111,435	107,922	102,368	127,459	13,695	12.0%	196,726	229,828	33,102	16.8%
Income taxes	17,248	27,065	26,296	21,380	23,203	30,014	2,948	10.9%	44,313	53,217	8,903	20.1%
Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$10,747	12.4%	$152,413	$176,611	$24,198	15.9%
									0.00%	0.00%	0.00%	0.0%
Income Before Income Taxes by Segment									0.00%	0.00%	0.00%	0.0%
Term Life	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$8,171	10.8%	$135,448	$154,337	$18,889	13.9%
Investment & Savings Products	39,985	43,228	45,052	45,647	42,684	47,343	4,115	9.5%	83,213	90,027	6,814	8.2%
Corporate & Other Distributed Products	(16,644)	(5,291)	(7,954)	(9,842)	(10,654)	(3,882)	1,409	26.6%	(21,935)	(14,536)	7,399	33.7%
Income before income taxes	$82,962	$113,764	$111,435	$107,922	$102,368	$127,459	$13,695	12.0%	$196,726	$229,828	$33,102	16.8%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)	Account-based - revenues relating to the fee generating client accounts we administer.

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Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$20,500	3.1%	$1,309,871	$1,351,759	$41,889	3.2%
Less: Premiums ceded to IPO Coinsurers	294,301	290,956	284,742	281,265	276,150	272,596	(18,360)	-6.3%	585,257	548,747	(36,510)	-6.2%
Term Life adjusted direct premiums	$355,065	$369,548	$378,441	$386,511	$394,605	$408,408	$38,860	10.5%	$724,614	$803,013	$78,399	10.8%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(392,561)	$(401,686)	$(389,332)	$(390,173)	$(388,100)	$(398,927)	$2,759	0.7%	$(794,247)	$(787,027)	$7,220	0.9%
Less: Premiums ceded to IPO Coinsurers	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	(272,596)	18,360	6.3%	(585,257)	(548,747)	36,510	6.2%
Term Life other ceded premiums	$(98,260)	$(110,730)	$(104,590)	$(108,908)	$(111,950)	$(126,330)	$(15,601)	-14.1%	$(208,990)	$(238,280)	$(29,290)	-14.0%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$19,017	$20,030	$20,622	$21,760	$24,111	$24,868	$4,838	24.2%	$39,047	$48,980	$9,932	25.4%
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	2,447	nm	nm	(1,663)	4,594	nm	nm
Adjusted net investment income	$20,305	$20,405	$20,920	$21,480	$21,964	$22,421	$2,016	9.9%	$40,710	$44,385	$3,675	9.0%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$459,923	$467,814	$484,781	$487,324	$494,988	$504,903	$37,089	7.9%	$927,737	$999,891	$72,154	7.8%
Less: Realized investment gains/(losses)	(1,656)	1,313	(126)	(1,651)	2,847	1,067	nm	nm	(344)	3,914	nm	nm
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	2,447	nm	nm	(1,663)	4,594	nm	nm
Adjusted operating revenues	$462,866	$466,877	$485,205	$488,695	$489,993	$501,389	$34,512	7.4%	$929,743	$991,382	$61,639	6.6%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$82,962	$113,764	$111,435	$107,922	$102,368	$127,459	$13,695	12.0%	$196,726	$229,828	$33,102	16.8%
Less: Realized investment gains/(losses)	(1,656)	1,313	(126)	(1,651)	2,847	1,067	nm	nm	(344)	3,914	nm	nm
Less: MTM investment adjustments	(1,288)	(375)	(297)	280	2,147	2,447	nm	nm	(1,663)	4,594	nm	nm
Adjusted operating income before income taxes	$85,906	$112,827	$111,859	$109,293	$97,374	$123,945	$11,118	9.9%	$198,733	$221,319	$22,587	11.4%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$65,714	$86,699	$85,139	$86,541	$79,166	$97,446	$10,747	12.4%	$152,413	$176,611	$24,198	15.9%
Less: Income before income taxes reconciling items	(2,944)	937	(424)	(1,371)	4,994	3,514	nm	nm	(2,006)	8,509	nm	nm
Less: Tax impact of income before income taxes reconciling items	675	(223)	104	272	(1,132)	(828)	nm	nm	452	(1,960)	nm	nm
Less: Transition impact of tax reform (1)	1,768	—	970	—	—	—	nm	nm	1,768	—	nm	nm
Adjusted net operating income	$66,215	$85,984	$84,489	$87,641	$75,303	$94,759	$8,774	10.2%	$152,200	$170,062	$17,862	11.7%

(1)

Represents the transition effect of revaluing deferred tax assets and liabilities to a 21% tax rate and the inclusion of tax on mandatory deemed repatriated foreign earnings due to the enactment of Tax Reform, which was signed into law on December 22, 2017.  Amounts recognized in 2018 represent adjustments to the provisional amounts estimated as of December 31, 2017.

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$20,500	3.1%	$1,309,871	$1,351,759	$41,889	3.2%
Premiums ceded to IPO coinsurers (1)	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	(272,596)	18,360	6.3%	(585,257)	(548,747)	36,510	6.2%
Adjusted direct premiums (2)	355,065	369,548	378,441	386,511	394,605	408,408	38,860	10.5%	724,614	803,013	78,399	10.8%
Other ceded premiums (3)	(98,260)	(110,730)	(104,590)	(108,908)	(111,950)	(126,330)	(15,601)	-14.1%	(208,990)	(238,280)	(29,290)	-14.0%
Net premiums	256,805	258,818	273,851	277,603	282,655	282,077	23,259	9.0%	515,624	564,732	49,109	9.5%
Allocated net investment income	3,089	3,246	3,506	3,907	4,444	4,736	1,491	45.9%	6,334	9,180	2,846	44.9%
Other, net	10,415	10,913	10,615	10,431	9,744	10,055	(858)	-7.9%	21,328	19,800	(1,529)	-7.2%
Revenues	270,309	272,978	287,972	291,941	296,843	296,869	23,891	8.8%	543,286	593,712	50,426	9.3%

Benefits and expenses:
Benefits and claims	112,831	101,755	113,988	113,201	118,443	111,480	9,725	9.6%	214,586	229,923	15,336	7.1%
Amortization of DAC	56,673	51,257	56,904	63,779	64,066	56,179	4,922	9.6%	107,930	120,245	12,315	11.4%
Insurance commissions	2,228	2,856	2,936	2,244	2,163	2,298	(558)	-19.6%	5,084	4,461	(623)	-12.2%
Insurance expenses	38,956	41,282	39,807	40,600	41,832	42,914	1,632	4.0%	80,238	84,746	4,508	5.6%
Benefits and expenses	210,688	197,150	213,635	219,824	226,504	212,870	15,720	8.0%	407,838	439,375	31,536	7.7%
Income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$8,171	10.8%	$135,448	$154,337	$18,889	13.9%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$64,461	$64,307	$64,181	$67,041	$66,997	$71,438	$7,131	11.1%	$128,768	$138,435	$9,667	7.5%
Asset-based	74,649	75,672	78,318	75,012	73,639	79,317	3,644	4.8%	150,322	152,956	2,634	1.8%
Account-based	20,595	20,438	20,306	20,463	19,613	19,897	(541)	-2.6%	41,033	39,509	(1,523)	-3.7%
Other, net	2,336	2,424	2,464	2,408	2,423	2,434	10	0.4%	4,760	4,856	96	2.0%
Revenues	162,042	162,841	165,269	164,924	162,671	173,085	10,245	6.3%	324,882	335,757	10,874	3.3%

Benefits and expenses:
Amortization of DAC	3,442	2,080	2,349	1,896	477	2,101	21	1.0%	5,521	2,578	(2,943)	-53.3%
Insurance commissions	3,199	3,132	3,193	3,042	3,025	3,155	23	0.7%	6,332	6,180	(152)	-2.4%
Sales commissions:
Sales-based	46,259	45,905	45,634	47,424	47,831	50,679	4,774	10.4%	92,163	98,509	6,346	6.9%
Asset-based	32,484	33,350	34,813	33,297	32,343	35,665	2,315	6.9%	65,833	68,008	2,174	3.3%
Other operating expenses	36,673	35,147	34,228	33,619	36,312	34,143	(1,004)	-2.9%	71,820	70,455	(1,365)	-1.9%
Benefits and expenses	122,057	119,613	120,217	119,277	119,988	125,742	6,129	5.1%	241,670	245,730	4,060	1.7%
Income before income taxes	$39,985	$43,228	$45,052	$45,647	$42,684	$47,343	$4,115	9.5%	$83,213	$90,027	$6,814	8.2%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$6,721	$6,686	$7,039	$5,829	$6,531	$6,258	$(428)	-6.4%	$13,407	$12,789	$(618)	-4.6%
Ceded premiums	(1,688)	(1,763)	(1,843)	(2,118)	(1,695)	(1,661)	102	5.8%	(3,451)	(3,356)	95	2.8%
Net premiums	5,033	4,923	5,195	3,711	4,836	4,597	(326)	-6.6%	9,956	9,433	(523)	-5.3%
Allocated net investment income	17,216	17,159	17,413	17,574	17,521	17,684	525	3.1%	34,375	35,205	830	2.4%
Commissions and fees:
Prepaid Legal Services	3,669	3,607	4,431	4,586	3,737	4,159	552	15.3%	7,276	7,896	620	8.5%
Auto and Homeowners Insurance	1,347	1,800	1,516	2,386	1,500	1,877	77	4.3%	3,146	3,377	231	7.3%
Other sales commissions	2,106	2,116	2,127	2,472	1,829	1,781	(336)	-15.9%	4,222	3,610	(612)	-14.5%
Other, net	1,145	1,453	1,281	1,102	1,056	1,336	(117)	-8.1%	2,599	2,393	(206)	-7.9%
Adjusted operating revenues	30,516	31,058	31,964	31,831	30,479	31,435	376	1.2%	61,574	61,914	339	0.6%

Benefits and expenses:
Benefits and claims	4,059	3,314	4,799	3,636	3,842	3,588	274	8.3%	7,373	7,430	56	0.8%
Amortization of DAC	50	510	282	509	85	482	(28)	-5.5%	560	567	7	1.2%
Insurance commissions	450	428	455	326	431	376	(53)	-12.3%	879	806	(72)	-8.2%
Insurance expenses	2,153	2,169	2,118	1,071	1,570	1,656	(513)	-23.7%	4,322	3,226	(1,096)	-25.4%
Sales commissions	3,777	3,700	4,141	4,602	3,626	3,755	55	1.5%	7,477	7,381	(96)	-1.3%
Interest expense	7,173	7,229	7,216	7,192	7,180	7,201	(28)	-0.4%	14,401	14,381	(21)	-0.1%
Other operating expenses	26,554	19,936	20,484	22,965	29,394	21,774	1,837	9.2%	46,491	51,168	4,677	10.1%
Benefits and expenses	44,216	37,287	39,495	40,301	46,127	38,831	1,544	4.1%	81,503	84,958	3,456	4.2%
Adjusted operating income before income taxes	$(13,700)	$(6,228)	$(7,531)	$(8,471)	$(15,648)	$(7,396)	$(1,168)	-18.8%	$(19,928)	$(23,045)	$(3,116)	-15.6%

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$20,500	3.1%	$1,309,871	$1,351,759	$41,889	3.2%
Premiums ceded to IPO coinsurers (1)	(294,301)	(290,956)	(284,742)	(281,265)	(276,150)	(272,596)	18,360	6.3%	(585,257)	(548,747)	36,510	6.2%
Adjusted direct premiums (2)	355,065	369,548	378,441	386,511	394,605	408,408	38,860	10.5%	724,614	803,013	78,399	10.8%
Other ceded premiums (3)	(98,260)	(110,730)	(104,590)	(108,908)	(111,950)	(126,330)	(15,601)	-14.1%	(208,990)	(238,280)	(29,290)	-14.0%
Net premiums	256,805	258,818	273,851	277,603	282,655	282,077	23,259	9.0%	515,624	564,732	49,109	9.5%
Allocated net investment income	3,089	3,246	3,506	3,907	4,444	4,736	1,491	45.9%	6,334	9,180	2,846	44.9%
Other, net	10,415	10,913	10,615	10,431	9,744	10,055	(858)	-7.9%	21,328	19,800	(1,529)	-7.2%
Revenues	270,309	272,978	287,972	291,941	296,843	296,869	23,891	8.8%	543,286	593,712	50,426	9.3%

Benefits and expenses:
Benefits and claims	112,831	101,755	113,988	113,201	118,443	111,480	9,725	9.6%	214,586	229,923	15,336	7.1%
Amortization of DAC	56,673	51,257	56,904	63,779	64,066	56,179	4,922	9.6%	107,930	120,245	12,315	11.4%
Insurance commissions	2,228	2,856	2,936	2,244	2,163	2,298	(558)	-19.6%	5,084	4,461	(623)	-12.2%
Insurance expenses	38,956	41,282	39,807	40,600	41,832	42,914	1,632	4.0%	80,238	84,746	4,508	5.6%
Benefits and expenses	210,688	197,150	213,635	219,824	226,504	212,870	15,720	8.0%	407,838	439,375	31,536	7.7%
Income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$8,171	10.8%	$135,448	$154,337	$18,889	13.9%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$267,615	$280,209	$287,554	$294,006	$300,708	$312,436	$32,227	11.5%	$547,824	$613,144	$65,320	11.9%
Legacy direct premiums (5)	381,751	380,295	375,629	373,770	370,047	368,568	(11,727)	-3.1%	762,046	738,615	(23,431)	-3.1%
Total direct premiums	$649,366	$660,505	$663,183	$667,776	$670,755	$681,004	$20,500	3.1%	$1,309,871	$1,351,759	$41,889	3.2%

Premiums ceded to IPO coinsurers	$294,301	$290,956	$284,742	$281,265	$276,150	$272,596	$(18,360)	-6.3%	$585,257	$548,747	$(36,510)	-6.2%
% of Legacy direct premiums	77.1%	76.5%	75.8%	75.3%	74.6%	74.0%	nm	nm	76.8%	74.3%	nm	nm

Benefits and claims, net (6)	$211,091	$212,485	$218,577	$222,109	$230,392	$237,810	$25,325	11.9%	$423,576	$468,203	$44,626	10.5%
% of adjusted direct premiums	59.5%	57.5%	57.8%	57.5%	58.4%	58.2%	nm	nm	58.5%	58.3%	nm	nm

DAC amortization & insurance commissions	$58,901	$54,113	$59,839	$66,023	$66,229	$58,477	$4,364	8.1%	$113,014	$124,706	$11,692	10.3%
% of adjusted direct premiums	16.6%	14.6%	15.8%	17.1%	16.8%	14.3%	nm	nm	15.6%	15.5%	nm	nm

Insurance expenses, net (7)	$28,541	$30,369	$29,193	$30,169	$32,088	$32,858	$2,490	8.2%	$58,910	$64,946	$6,037	10.2%
% of adjusted direct premiums	8.0%	8.2%	7.7%	7.8%	8.1%	8.0%	nm	nm	8.1%	8.1%	nm	nm

Total Term Life income before income taxes	$59,621	$75,827	$74,338	$72,117	$70,339	$83,999	$8,171	10.8%	$135,448	$154,337	$18,889	13.9%
Term Life operating margin (8)	16.8%	20.5%	19.6%	18.7%	17.8%	20.6%	nm	nm	18.7%	19.2%	nm	nm

(1)

Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT.
(7)	Insurance expenses, net - insurance expenses net of other, net revenues.
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	$/# Change	% Change	YTD 2018	YTD 2019	$/# Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	126,121	127,182	130,156	130,658	130,736	129,821	2,639	2.1%	126,121	130,736	4,615	3.7%
New life-licensed representatives	11,730	13,544	11,715	11,052	10,065	10,919	(2,625)	-19.4%	25,274	20,984	(4,290)	-17.0%
Non-renewal and terminated representatives	(10,669)	(10,570)	(11,213)	(10,974)	(10,980)	(11,190)	(620)	-5.9%	(21,239)	(22,170)	(931)	-4.4%
Life-insurance licensed sales force, end of period	127,182	130,156	130,658	130,736	129,821	129,550	(606)	-0.5%	130,156	129,550	(606)	-0.5%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$60.4	$71.1	$64.6	$62.4	$56.1	$68.2	$(2.9)	-4.0%	$131.5	$124.3	$(7.2)	-5.5%
Additions and increases in premium	16.9	18.7	18.4	19.1	18.4	20.8	2.1	11.2%	35.6	39.1	3.5	10.0%
Total estimated annualized issued term life premium	$77.3	$89.8	$82.9	$81.4	$74.5	$89.0	$(0.8)	-0.9%	$167.1	$163.5	$(3.6)	-2.2%

Issued term life policies	70,821	83,754	74,892	72,122	64,242	78,664	(5,090)	-6.1%	154,575	142,906	(11,669)	-7.5%
Estimated average annualized issued term life premium per policy (1)(2)	$853	$849	$862	$865	$874	$867	$18	2.2%	$851	$870	$19	2.3%

Term life face amount in-force, beginning of period ($mills)	$763,831	$765,732	$773,604	$781,276	$781,041	$785,552	$19,820	2.6%	$763,831	$781,041	$17,210	2.3%
Issued term life face amount (3)	22,258	26,001	23,728	23,222	20,925	25,300	(700)	-2.7%	48,259	46,225	(2,034)	-4.2%
Terminated term life face amount	(17,788)	(16,341)	(17,638)	(18,525)	(18,383)	(16,512)	(172)	-1.1%	(34,128)	(34,895)	(767)	-2.2%
Foreign currency impact, net	(2,570)	(1,788)	1,582	(4,932)	1,969	2,036	3,824	nm	(4,358)	4,005	8,362	nm
Term life face amount in-force, end of period	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376	$22,772	2.9%	$773,604	$796,376	$22,772	2.9%

(1)     Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)     In whole dollars.

(3)     Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	$ Change	% Change	YTD 2018	YTD 2019	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$64,461	$64,307	$64,181	$67,041	$66,997	$71,438	$7,131	11.1%	$128,768	$138,435	$9,667	7.5%
Asset-based	74,649	75,672	78,318	75,012	73,639	79,317	3,644	4.8%	150,322	152,956	2,634	1.8%
Account-based	20,595	20,438	20,306	20,463	19,613	19,897	(541)	-2.6%	41,033	39,509	(1,523)	-3.7%
Other, net	2,336	2,424	2,464	2,408	2,423	2,434	10	0.4%	4,760	4,856	96	2.0%
Revenues	162,042	162,841	165,269	164,924	162,671	173,085	10,245	6.3%	324,882	335,757	10,874	3.3%

Benefits and expenses:
Amortization of DAC	3,442	2,080	2,349	1,896	477	2,101	21	1.0%	5,521	2,578	(2,943)	-53.3%
Insurance commissions	3,199	3,132	3,193	3,042	3,025	3,155	23	0.7%	6,332	6,180	(152)	-2.4%
Sales commissions:
Sales-based	46,259	45,905	45,634	47,424	47,831	50,679	4,774	10.4%	92,163	98,509	6,346	6.9%
Asset-based	32,484	33,350	34,813	33,297	32,343	35,665	2,315	6.9%	65,833	68,008	2,174	3.3%
Other operating expenses	36,673	35,147	34,228	33,619	36,312	34,143	(1,004)	-2.9%	71,820	70,455	(1,365)	-1.9%
Benefits and expenses	122,057	119,613	120,217	119,277	119,988	125,742	6,129	5.1%	241,670	245,730	4,060	1.7%
Income before income taxes	$39,985	$43,228	$45,052	$45,647	$42,684	$47,343	$4,115	9.5%	$83,213	$90,027	$6,814	8.2%

Financial Analysis

Fees paid based on client asset values (1)	$5,690	$5,833	$6,037	$5,962	$5,898	$5,705	$(128)	-2.2%	$11,523	$11,603	$80	0.7%
Fees paid based on fee-generating positions (2)	12,495	10,854	10,223	10,219	11,159	9,658	(1,196)	-11.0%	23,350	20,818	(2,532)	-10.8%
Other operating expenses	18,488	18,460	17,968	17,437	19,254	18,780	320	1.7%	36,948	38,035	1,087	2.9%
Total other operating expenses	$36,673	$35,147	$34,228	$33,619	$36,312	$34,143	$(1,004)	-2.9%	$71,820	$70,455	$(1,365)	-1.9%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.24%	1.27%	1.26%	1.35%	1.33%	1.29%	nm	nm	1.25%	1.31%	nm	nm
Canada	1.05%	0.95%	0.90%	0.90%	1.00%	0.97%	nm	nm	1.01%	0.99%	nm	nm
Total	1.20%	1.22%	1.21%	1.29%	1.28%	1.25%	nm	nm	1.21%	1.26%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.037%	0.036%	0.038%	nm	nm	0.073%	0.074%	nm	nm
Canada	0.111%	0.123%	0.121%	0.122%	0.136%	0.120%	nm	nm	0.234%	0.255%	nm	nm
Total	0.048%	0.051%	0.050%	0.051%	0.052%	0.051%	nm	nm	0.099%	0.103%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.90	$3.49	$3.70	$3.80	$3.20	$3.88	nm	nm	$6.38	$7.09	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)

Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)	In whole dollars.

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	$/# Change	% Change	YTD 2018	YTD 2019	$/# Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$792.4	$800.6	$763.3	$767.8	$710.2	$855.9	$55.3	6.9%	$1,593.0	$1,566.1	$(26.9)	-1.7%
Canada Retail Mutual Funds	276.2	199.2	181.7	182.6	244.1	199.7	0.4	0.2%	475.4	443.8	(31.6)	-6.7%
Indexed Annuities	67.5	71.9	78.8	88.2	81.0	88.2	16.2	22.5%	139.5	169.1	29.6	21.2%
Variable Annuities and other	376.1	432.2	504.5	476.8	465.8	514.2	82.0	19.0%	808.3	980.1	171.8	21.3%
Total sales-based revenue generating product sales	1,512.2	1,504.0	1,528.3	1,515.3	1,501.1	1,658.0	154.0	10.2%	3,016.2	3,159.1	142.9	4.7%
Managed Accounts	188.8	204.3	190.5	169.4	161.6	203.5	(0.8)	-0.4%	393.1	365.1	(28.0)	-7.1%
Segregated Funds and other	82.0	50.6	43.7	50.9	94.3	76.0	25.4	50.1%	132.7	170.3	37.6	28.4%
Total product sales	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$1,937.4	$178.5	10.1%	$3,542.0	$3,694.5	$152.5	4.3%

Canada Retail Mutual Funds	$276.2	$199.2	$181.7	$182.6	$244.1	$199.7	$0.4	0.2%	$475.4	$443.8	$(31.6)	-6.7%
Segregated Funds and other	82.0	50.6	43.7	50.9	94.3	76.0	25.4	50.1%	132.7	170.3	37.6	28.4%
Total Canada product sales	358.2	249.8	225.4	233.6	338.4	275.6	25.8	10.3%	608.1	614.0	6.0	1.0%
Total U.S. product sales	1,424.8	1,509.1	1,537.1	1,502.1	1,418.6	1,661.8	152.7	10.1%	2,933.9	3,080.5	146.6	5.0%
Total product sales	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$1,937.4	$178.5	10.1%	$3,542.0	$3,694.5	$152.5	4.3%

Client asset values, beginning of period ($mills)	$61,167	$60,821	$61,777	$64,234	$57,704	$63,602	$2,781	4.6%	$61,167	$57,704	$(3,463)	-5.7%
Inflows	1,783	1,759	1,762	1,736	1,757	1,937	179	10.1%	3,542	3,694	153	4.3%
Outflows (1)	(1,571)	(1,498)	(1,499)	(1,376)	(1,530)	(1,633)	(135)	-9.0%	(3,069)	(3,163)	(94)	-3.0%
Net flows	212	261	264	360	227	305	44	16.9%	473	531	59	nm
Foreign currency impact, net	(283)	(195)	174	(543)	201	225	420	nm	(478)	426	904	nm
Change in market value, net and other (2)	(276)	891	2,019	(6,346)	5,470	1,746	855	96.0%	615	7,216	6,601	nm
Client asset values, end of period	$60,821	$61,777	$64,234	$57,704	$63,602	$65,878	$4,101	6.6%	$61,777	$65,878	$4,101	6.6%
Annualized net flows as % of beginning of period asset values	1.4%	1.7%	1.7%	2.2%	1.6%	1.9%	0.2%	nm	1.5%	1.8%	0.3%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$30,674	$30,348	$31,439	$30,156	$30,266	$31,744	$1,396	4.6%	$30,511	$31,005	$494	1.6%
Canada Retail Mutual Funds	7,508	7,444	7,610	7,252	7,390	7,795	351	4.7%	7,476	7,593	116	1.6%
Managed Accounts	2,739	2,930	3,179	3,189	3,241	3,455	525	17.9%	2,834	3,348	514	18.1%
Indexed Annuities	1,939	1,997	2,049	2,117	2,182	2,247	250	12.5%	1,968	2,215	246	12.5%
Variable Annuities and other	16,333	16,176	16,669	15,982	16,057	16,807	631	3.9%	16,254	16,432	178	1.1%
Segregated Funds	2,510	2,402	2,417	2,311	2,314	2,378	(25)	-1.0%	2,456	2,346	(111)	-4.5%
Total	$61,704	$61,297	$63,363	$61,006	$61,451	$64,426	$3,128	5.1%	$61,500	$62,938	$1,438	2.3%

Canada Retail Mutual Funds	$7,508	$7,444	$7,610	$7,252	$7,390	$7,795	$351	4.7%	$7,476	$7,593	$116	1.6%
Segregated Funds	2,510	2,402	2,417	2,311	2,314	2,378	(25)	-1.0%	2,456	2,346	(111)	-4.5%
Total Canada average client assets	10,018	9,846	10,027	9,562	9,704	10,173	326	3.3%	9,932	9,938	6	0.1%
Total U.S. average client assets	51,685	51,451	53,336	51,444	51,747	54,253	2,802	5.4%	51,568	53,000	1,432	2.8%
Total average client assets	$61,704	$61,297	$63,363	$61,006	$61,451	$64,426	$3,128	5.1%	$61,500	$62,938	$1,438	2.3%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,130	2,086	2,066	2,042	1,998	1,996	(90)	-4.3%	2,108	1,997	(111)	-5.3%
Recordkeeping only	665	660	657	652	641	641	(19)	-3.0%	662	641	(22)	-3.3%
Total	2,795	2,746	2,723	2,694	2,639	2,637	(109)	-4.0%	2,770	2,638	(133)	-4.8%

(1)

Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses.
(3)

Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2019
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$244,975	$244,975	$-	9.7%	10.0%

Fixed Income:
Treasury	30,081	29,436	645	1.2%	1.2%	2.32%	AAA
Government	204,049	194,588	9,461	8.1%	7.9%	3.34%	AA-
Tax-Exempt Municipal	30,270	29,222	1,049	1.2%	1.2%	3.39%	AA
Corporate	1,407,148	1,361,433	45,715	55.8%	55.5%	3.85%	BBB+
Mortgage-Backed	202,322	196,997	5,325	8.0%	8.0%	3.49%	AAA
Asset-Backed	86,039	85,130	910	3.4%	3.5%	3.24%	AA+
CMBS	143,184	139,600	3,584	5.7%	5.7%	3.24%	AA+
Private	133,392	128,467	4,925	5.3%	5.2%	4.76%	BBB
Redeemable Preferred	3,149	2,947	201	0.1%	0.1%	5.79%	BBB
Total Fixed Income	2,239,635	2,167,821	71,814	88.8%	88.4%	3.74%	A

Equities:
Perpetual Preferred	13,057	13,057	-	0.5%	0.5%
Common Stock	18,688	18,688	-	0.7%	0.8%
Mutual Fund	7,151	7,151	-	0.3%	0.3%
Other	-	-	-	0.0%	0.0%
Total Equities	38,897	38,897	-	1.5%	1.6%

Total Invested Assets	$2,523,506	$2,451,692	$71,814	100.0%	100.0%

Corporate Portfolio by Sector

Banking	$187,827	$183,850	$3,978	13.3%	13.5%
Consumer Non Cyclical	183,988	178,124	5,865	13.1%	13.1%
Reits	142,753	138,169	4,584	10.1%	10.1%
Insurance	117,938	113,431	4,507	8.4%	8.3%
Energy	115,711	111,431	4,280	8.2%	8.2%
Technology	114,395	110,729	3,666	8.1%	8.1%
Capital Goods	102,123	99,981	2,142	7.3%	7.3%
Consumer Cyclical	88,651	85,161	3,490	6.3%	6.3%
Communications	82,770	79,282	3,488	5.9%	5.8%
Electric	68,740	66,303	2,438	4.9%	4.9%
Basic Industry	68,353	66,061	2,291	4.9%	4.9%
Transportation	60,257	58,525	1,733	4.3%	4.3%
Brokerage	35,012	33,157	1,855	2.5%	2.4%
Finance Companies	15,382	14,630	751	1.1%	1.1%
Industrial Other	10,881	10,535	346	0.8%	0.8%
Natural Gas	8,763	8,539	225	0.6%	0.6%
Financial Other	2,565	2,529	36	0.2%	0.2%
Utility Other	1,038	998	41	0.1%	0.1%
Total Corporate portfolio	$1,407,148	$1,361,433	$45,715	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$309,688	$308,302	$1,386	13.8%	14.2%	3.53%
1-2 Yrs.	247,063	243,519	3,544	11.0%	11.2%	3.57%
2-5 Yrs.	947,824	917,278	30,546	42.3%	42.3%	3.69%
5-10 Yrs.	642,400	614,380	28,020	28.7%	28.3%	3.90%
> 10 Yrs.	92,660	84,341	8,319	4.1%	3.9%	4.22%
Total Fixed Income	$2,239,635	$2,167,821	$71,814	100.0%	100.0%	3.74%

Duration

Fixed Income portfolio duration	3.6	years

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of June 30, 2019	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$452,171	20.9%
AA	245,042	11.3%
A	496,936	22.9%
BBB	905,443	41.8%
Below Investment Grade	65,257	3.0%
NA	2,970	0.1%
Total Fixed Income	$2,167,821	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$14,608	1.1%	AAA	$-	—
AA	105,519	7.8%	AA	961	0.7%
A	404,160	29.7%	A	12,055	9.4%
BBB	774,487	56.9%	BBB	113,719	88.5%
Below Investment Grade	61,711	4.5%	Below Investment Grade	1,632	1.3%
NA	948	0.1%	NA	101	0.1%
Total Corporate	$1,361,433	100.0%	Total Private	$128,467	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$117,119	83.9%	AAA	$189,344	96.1%
AA	-	—	AA	4,832	2.5%
A	22,005	15.8%	A	2,483	1.3%
BBB	25	0.0%	BBB	233	0.1%
Below Investment Grade	451	0.3%	Below Investment Grade	56	0.0%
NA	-	—	NA	48	0.0%
Total CMBS	$139,600	100.0%	Total Mortgage-Backed	$196,997	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$58,264	68.4%	AAA	$68,996	30.8%
AA	6,089	7.2%	AA	107,732	48.1%
A	17,805	20.9%	A	36,463	16.3%
BBB	963	1.1%	BBB	9,563	4.3%
Below Investment Grade	136	0.2%	Below Investment Grade	1,271	0.6%
NA	1,873	2.2%	NA	0	0.0%
Total Asset-Backed	$85,130	100.0%	Total Treasury & Government	$224,025	100.0%

NAIC Designations

1	$945,776	54.0%
2	746,283	42.6%
3	50,188	2.9%
4	9,451	0.5%
5	-	—
6	0	0.0%	`
U.S. Insurer Fixed Income (2)	1,751,699	100.0%
Other (3)	455,019
Cash and cash equivalents	244,975
Total Invested Assets	$2,451,692

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

							YOY Q2
(Dollars in thousands)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,289	$19,743	$20,142	$20,183	$20,333	$20,345	$602	3.1%
Fixed-maturity securities (held-to-maturity)	8,373	9,052	9,592	10,467	10,674	11,769	2,717	30.0%
Equity Securities	513	466	482	495	487	446	(20)	-4.3%
Deposit asset underlying 10% reinsurance treaty	1,181	1,270	1,392	1,480	1,755	2,141	871	68.6%
Deposit asset - Mark to Market	(1,288)	(375)	(297)	280	2,147	2,447	2,822	n/m
Policy loans and other invested assets	411	390	391	478	467	299	(91)	-23.3%
Cash & cash equivalents	586	641	664	1,030	1,056	1,414	773	n/m
Total investment income	29,065	31,187	32,366	34,413	36,919	38,862	7,675	24.6%
Investment expenses	1,675	2,105	2,152	2,186	2,134	2,225	120	5.7%
Interest Expense on Surplus Note	8,373	9,052	9,592	10,467	10,674	11,769	2,717	30.0%
Net investment income	$19,017	$20,030	$20,622	$21,760	$24,111	$24,868	$4,838	24.2%
Fixed income book yield, end of period	3.92%	3.91%	3.88%	3.89%	3.85%	3.74%
New money yield	2.43%	3.16%	3.34%	2.81%	3.56%	3.10%

							YOY Q2
	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	19.8%	20.9%	22.0%	21.2%	21.4%	20.9%	-0.1%
AA	8.6%	9.8%	10.6%	10.4%	10.9%	11.3%	1.5%
A	23.4%	23.0%	22.2%	22.4%	22.9%	22.9%	-0.0%
BBB	44.6%	43.0%	42.2%	42.9%	41.8%	41.8%	-1.3%
Below Investment Grade	3.4%	3.1%	2.7%	2.8%	2.9%	3.0%	-0.1%
NA	0.2%	0.2%	0.2%	0.2%	0.1%	0.1%	-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—

Average rating by amortized cost	A	A	A	A	A	A

		As of June 30, 2019				As of June 30, 2019			As of June 30, 2019
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$24,516	$24,070	AAA	Canada	$64,080	$61,682	AAA	$3,286	$3,250
2	Province of Quebec Canada	13,882	12,725	AA-	Australia	40,789	39,159	AA	13,632	13,318
3	Bank of America Corp	12,109	11,880	A-	United Kingdom	40,089	38,815	A	10,333	10,068
4	Honda Motor Co Ltd	11,844	11,587	A	Germany	24,784	24,606	BBB	8,583	8,123
5	Office Properties Income Trust	11,554	11,470	BBB-	France	18,895	18,454	Below Investment Grade	1,297	1,271
6	Province of Alberta Canada	11,528	11,057	A+	Switzerland	14,375	14,126	NA	—	—
7	Cigna Corp	11,201	10,849	A-	Ireland	13,141	12,549	Total	$37,130	$36,031
8	Province of Ontario Canada	10,904	10,419	A+	Cayman Islands	12,441	12,242
9	Province of British Columbia Canada	10,727	10,450	AAA	Bermuda	12,194	11,809
10	Siemens AG	9,990	9,975	A+	Netherlands	9,631	8,671	Non-Government Investments (1)
11	Ventas Inc	9,878	9,690	BBB+	Japan	7,043	6,780
12	City of Toronto Canada	9,730	9,416	AA	Norway	6,647	6,587	AAA	$5,313	$5,284
13	Province of Manitoba Canada	9,341	8,991	A+	Belgium	5,950	5,804	AA	35,720	35,404
14	Wells Fargo & Co	9,087	8,944	A-	Israel	5,413	5,107	A	69,651	67,814
15	Goldman Sachs Group Inc/The	8,980	8,821	BBB+	Mexico	4,858	4,671	BBB	171,741	164,806
16	Municipal Finance Authority of British Columbia	8,848	8,654	AAA	Emerging Markets (2)	12,841	12,432	Below Investment Grade	7,721	7,154
17	Morgan Stanley	8,748	8,448	A+	All Other	34,107	33,001	NA	—	—
18	Enbridge Inc	8,589	8,280	BBB+	Total	$327,277	$316,493	Total	$290,147	$280,462
19	AbbVie Inc	8,566	8,494	A-
20	Comcast Corp	8,560	8,269	A-
21	City of Montreal Canada	8,194	7,547	AA-
22	Bank of Montreal	7,949	7,913	A+
23	JPMorgan Chase & Co	7,918	7,707	A-
24	American Airlines Group Inc	7,789	7,630	AA-
25	General Electric Co	7,578	7,696	BBB+
	Total	$258,009	$250,982

	% of total fixed income portfolio	10.2%	10.2%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk.
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

                        Note:  Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2014	2015	2016	2017	2018	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019

Recruits	190,439	228,115	262,732	303,867	290,886	76,230	76,520	76,146	61,990	63,223	86,173

Life-insurance licensed sales force, beginning of period	95,566	98,358	106,710	116,827	126,121	126,121	127,182	130,156	130,658	130,736	129,821
New life-licensed representatives	33,832	39,632	44,724	48,535	48,041	11,730	13,544	11,715	11,052	10,065	10,919
Non-renewal and terminated representatives	(31,040)	(31,280)	(34,607)	(39,241)	(43,426)	(10,669)	(10,570)	(11,213)	(10,974)	(10,980)	(11,190)
Life-insurance licensed sales force, end of period	98,358	106,710	116,827	126,121	130,736	127,182	130,156	130,658	130,736	129,821	129,550

Issued term life policies	220,984	260,059	298,244	312,799	301,589	70,821	83,754	74,892	72,122	64,242	78,664

Issued term life face amount	$69,574	$79,111	$89,869	$95,635	$95,209	$22,258	$26,001	$23,728	$23,222	$20,925	$25,300

Term life face amount in force, beginning of period	$674,868	$681,927	$693,194	$728,385	$763,831	$763,831	$765,732	$773,604	$781,276	$781,041	$785,552
Issued term life face amount	69,574	79,111	89,869	95,635	95,209	22,258	26,001	23,728	23,222	20,925	25,300
Terminated term life face amount	(54,962)	(53,580)	(57,238)	(65,958)	(70,291)	(17,788)	(16,341)	(17,638)	(18,525)	(18,383)	(16,512)
Foreign currency impact, net	(7,553)	(14,263)	2,560	5,769	(7,708)	(2,570)	(1,788)	1,582	(4,932)	1,969	2,036
Term life face amount in force, end of period	$681,927	$693,194	$728,385	$763,831	$781,041	$765,732	$773,604	$781,276	$781,041	$785,552	$796,376

Estimated annualized issued term life premium
Premium from new policies	$179.8	$212.4	$245.2	$263.1	$258.5	$60.4	$71.1	$64.6	$62.4	$56.1	$68.2
Additions and increases in premium	51.6	54.9	60.4	65.5	73.0	16.9	18.7	18.4	19.1	18.4	20.8
Total estimated annualized issued term life premium	$231.4	$267.3	$305.7	$328.6	$331.5	$77.3	$89.8	$82.9	$81.4	$74.5	$89.0

Investment & Savings product sales	$5,682.3	$5,856.8	$5,594.3	$6,192.2	$7,040.1	$1,783.0	$1,758.9	$1,762.4	$1,735.7	$1,757.0	$1,937.4

Investment & Savings average client asset values	$46,936	$48,477	$49,427	$56,791	$61,842	$61,704	$61,297	$63,363	$61,006	$61,451	$64,426

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